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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 14, 1997
                                                 -------------------------------


                          SEARCH CAPITAL GROUP, INC.
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              (Exact name of registrant as specified in charter)


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
                DELAWARE                                    0-9539                            41-1356819
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(State or other jurisdiction of incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)



                  700 N. PEARL STREET
                      SUITE 400
                    DALLAS, TEXAS                                                     75201-7490
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      (Address of principal executive offices)                                        (Zip Code)
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Registrant's telephone number, including area code         (214) 965-6000
                                                  ------------------------------



                                NOT APPLICABLE
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        (Former name or former address, if changed since last report)
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ITEM 5.        OTHER EVENTS.

         On April 14, 1997, Registrant announced that it had commenced a private offering to accredited investors of up to $35 million of seven year subordinated notes with warrants to purchase shares of Registrant's common stock. Management of Registrant expects that the net proceeds from the sale of the notes will be used by Registrant to fund growth in its contract receivables purchases, repay certain existing indebtedness and for other general corporate purposes. Pending their ultimate application, proceeds may be used to reduce outstanding balances under Registrant's revolving credit facility. It is anticipated that the notes will be issued pursuant to an indenture containing financial covenants, including a covenant that limits payment of cash dividends on Registrant's 9%/7% convertible preferred stock until certain financial conditions are satisfied.

         The notes and warrants will be offered and sold without registration pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. This Report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the notes and warrants in any state or other jurisdiction in which such offer, solicitation, or sale is unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction.

         The press release issued by Registrant with respect to the offering is filed herewith as Exhibit 99.





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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

         (C)     EXHIBITS.


      Exhibit No.       Description

         99             Press Release dated April 14, 1997
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEARCH CAPITAL GROUP, INC.



                                      By:     /s/ Ellis A. Regenbogen
                                         -----------------------------------
                                         Ellis A. Regenbogen
                                         Executive Vice President


Dated:   April 16, 1997
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                                EXHIBIT INDEX



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
      Exhibit No.       Description
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
         99             Press Release dated April 14, 1997

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